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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                        Date of Report: February 2, 2004

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


              KENTUCKY                                           61-0985936
   (State or other jurisdiction of                            (I.R.S. Employer
   incorporation or organization)                           Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         (c)      Exhibits

                  99.1 February 2, 2004 NS Group, Inc. Press Release

Item 9.  REGULATION FD DISCLOSURE

         On February 2, 2004, NS Group, Inc. issued a news release concerning a conference call to be held on February 11, 2004. The press release is attached hereto as Exhibit 99.1.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NS GROUP, INC.

Date: February 2, 2004                    By:  /s/ Thomas J. Depenbrock
                                               -----------------------------
                                               Thomas J. Depenbrock
                                               Vice President, Treasurer and
                                               Chief Financial Officer




                                  EXHIBIT INDEX



No.                     Exhibit
---                     -------
99.1                    February 2, 2004 NS Group, Inc. Press Release